MFS(R) NEW DISCOVERY FUND
                            MFS(R) GLOBAL GROWTH FUND

  Supplement to the Current Prospectus and Statement of Additional Information

Each fund's Prospectus and Statement of Additional Information are also available in Spanish. For a copy, please contact an MFS service representative at 1-800-225-2606. In case of a conflict between the English and the Spanish versions, the English version will govern.


                The date of this supplement is November 13, 2001.